SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 12, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)


                           EWRX INTERNET SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      0-27195                 98-0117139
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)

                             #440-755 Burrard Street
                          Vancouver, BC Canada V6Z 1X6
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 669-6079





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ITEM 5   OTHER EVENTS

     On January 12, 2001 the Registrant announced it has accepted the resignations of Mr. Richard Ott and Mr. Dan Jondron from the Board of Directors, effective immediately. Ronald Davis continues to serve as President and Chief Executive Officer. William Wilson continues to serve as secretary and will assume duties as treasurer on an interim basis.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EWRX INTERNET SYSTEMS, INC.

                                By: /s/ Ronald C. Davis
                                    ---------------------------
                                    Ronald C. Davis
                                    President and Chief Executive Officer


Date: January 16, 2001